UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2024

BANCORP 34, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-273901	74-2819148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8777 E. Hartford Drive, Suite 100

Scottsdale, Arizona 85255

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (623) 334-6064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on March 19, 2024, the transactions contemplated by the Agreement and Plan of Merger, dated as of April 27, 2023, by and between CBOA Financial, Inc. (“CBOA”), and Bancorp 34, Inc. (“Bancorp 34”) were completed, including the merger of CBOA with and into Bancorp 34 (the “Merger”), with Bancorp 34 as the surviving corporation in the Merger.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that Bancorp 34 filed with the Securities and Exchange Commission on March 21, 2024 regarding the completion of its acquisition of CBOA to include the historical financial statements of CBOA required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of CBOA as of December 31, 2023, and December 31, 2022, and for each of the years in the two-year period ended December 31, 2023, together with the notes related thereto and the Independent Auditor’s Report thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited condensed combined pro forma statement of financial condition of Bancorp 34 as of December 31, 2023, and the unaudited condensed combined pro forma operating results for the year ended December 31, 2023, after giving effect to the merger of CBOA and adjustments described in such pro forma financial statements, is attached hereto as Exhibit 99.2, and incorporated by reference herein.

(d) Exhibits

Index of Exhibits

Exhibit No.	Description
23.1	Consent of Eide Bailly LLP.

99.1	Audited consolidated financial statements of CBOA Financial, Inc. as of December 31, 2023, and December 31, 2022, and for the years in the two-year period ended December 31, 2023, together with the notes related thereto and the Independent Auditor’s Report thereon.

99.2	Unaudited condensed combined pro forma statement of financial condition as of December 31, 2023, and the unaudited condensed combined pro forma operating results for the year ended December 31, 2023, giving effect to the merger of CBOA Financial, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP 34, INC.

By:	/s/ Kevin Vaughn
Kevin Vaughn
SVP, Chief Financial Officer

Dated:	May 31, 2024